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                    PAINEWEBBER U.S. GOVERNMENT INCOME FUND
              PAINEWEBBER LOW DURATION U.S. GOVERNMENT INCOME FUND
                          PAINEWEBBER HIGH INCOME FUND
                    PAINEWEBBER INVESTMENT GRADE INCOME FUND
                       PAINEWEBBER STRATEGIC INCOME FUND

                  SUPPLEMENT TO PROSPECTUS DATED APRIL 1, 1997

                                                                   June 23, 1997

Dear Investor,

     This is a supplement to the Prospectus of PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber High Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber Strategic Income Fund, dated April 1, 1997. The purpose of this supplement is to notify prospective investors (i) of changes to the sales charge waivers for the Funds' Class A shares, including the discontinuation of the waiver for advisory clients of Mitchell Hutchins; (ii) of revisions to the initial sales charge schedule on Class A shares on certain amounts of investments in PaineWebber U.S. Government Income Fund, PaineWebber High Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber Strategic Income Fund; and (iii) effective June 1, 1997, Mitchell Hutchins Asset Management Inc., the investment adviser of the Funds, began voluntarily reimbursing 25 basis points (0.25%) of PaineWebber Strategic Income Fund's expenses.

     (i) The disclosure with respect to sales charge waivers contained in the Prospectus under the caption 'Flexible Pricing'sm' -- Class A Shares -- Sales Charge Reduction & Waivers' will be superseded by the following:

The sales charge will not apply when the investor:

    is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

    is the spouse, parent or child of any of the above;

    buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

         was the investment executive's client at the competing brokerage firm;

         within 90 days of buying Class A shares in this Fund, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and
         (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

         the amount that the investor purchases does not exceed the total amount of money the investor received from the sales of the other mutual fund;


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         is a certificate holder of unit investment trusts sponsored by
         PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

         is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k), or section 403(b) of the Internal Revenue Code ('Code') (each a 'qualified pension plan'). (This waiver is subject to minimum requirements, with respect to the number of employees and amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in plan assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

         is a participant in the PaineWebber Members Only Program'tm'. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

         is a variable annuity offered only to qualified pension plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

         acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived; or

         acquires Class A shares in connection with a reorganization pursuant to which a Fund acquires substantially all of the assets and liabilities of another investment company in exchange solely for share of the Fund.

For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to to PaineWebber or the Fund if they seek any of these waivers.

(ii) Revisions to initial sales charge schedule on Class A shares, for PaineWebber U.S. Government Income Fund, PaineWebber High Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber Strategic Income Fund, for the following amounts of investments:

                                  Sales Charge as a Percentage of:          Discount to Selected
                                  -------------------------------         Dealers as Percentage of
     Amount of Investment       Offering Price    Net Amount Invested         Offering Price
------------------------------  --------------    -------------------     -------------------------
$100,000 to $249,999 .........      3.00%                3.09%                    2.75%
$250,000 to $499,999 .........      2.25%                2.30%                    2.00%



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(iii)    Effective June 1, 1997, Mitchell Hutchins Asset Management Inc., the
         investment adviser of the Funds, began reimbursing 25 basis points (0.25%) of PaineWebber Strategic Income Fund's expenses. This reimbursement of expenses was undertaken voluntarily by the investment adviser and may be changed or terminated at any time.

         If you have any questions regarding PaineWebber U.S. Government Income Fund, PaineWebber Low Duration U.S. Government Income Fund, PaineWebber High Income Fund, PaineWebber Investment Grade Income Fund and PaineWebber Strategic Income Fund, please call your Investment Executive at PaineWebber or one of its correspondent firms.


                                STATEMENT OF DIFFERENCES

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